Investor Presentation Fourth Quarter 2024

Disclosure 2 Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, such forward-looking statements may be identified by terms such as believe, expect, seek, may, will, should, intend, project, anticipate, plan, estimate, guidance or similar words. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Although it is not possible to identify all of these risks and uncertainties, they include, among others, the following: the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended; downgrades in the financial strength rating or outlook of our regulated insurance subsidiaries impacting our ability to attract and retain insurance business that our subsidiaries write, our competitive position, and our financial condition; the amount of the final post-closing adjustment to the purchase price received in connection with the sale of our casualty reinsurance business and outcome of litigation relating to such transaction; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both; the impact of a higher than expected inflationary environment on our reserves, loss adjustment expenses, the values of our investments and investment returns, and our compensation expenses; exposure to credit risk, interest rate risk and other market risk in our investment portfolio; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships; our ability to obtain insurance and reinsurance coverage at prices and on terms that allow us to transfer risk, adequately protect our company against financial loss and that supports our growth plans; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or a former customer with whom we have an indemnification arrangement failing to perform its reimbursement obligations, and our potential inability to demand or maintain adequate collateral to mitigate such risks; inadequacy of premiums we charge to compensate us for our losses incurred; changes in laws or government regulation, including tax or insurance law and regulations; changes in U.S. tax laws (including associated regulations) and the interpretation of certain provisions applicable to insurance/reinsurance businesses with U.S. and non-U.S. operations, which may be retroactive and could have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders; in the event we did not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and were therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U.S. federal income taxation; the Company or its foreign subsidiary becoming subject to U.S. federal income taxation; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events; potential effects on our business of emerging claim and coverage issues; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents; our ability to manage our growth effectively; failure to maintain effective internal controls in accordance with the Sarbanes-Oxley Act of 2002, as amended; changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends; and an adverse result in any litigation or legal proceedings we are or may become subject to. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward-looking statements, is contained in our filings with the U.S. Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date of this presentation and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined by Regulation G of the rules of the SEC. These non-GAAP measures, such as underwriting profit, adjusted net operating (loss) income, tangible equity, tangible common equity, tangible equity per share, and tangible common equity per common share are not in accordance with, nor are they a substitute for, GAAP measures. We believe these non-GAAP measures provide users of our financial information useful insight into our performance. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures. Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact. Market and Industry Data This presentation includes market and industry data, forecasts and projections. We have obtained certain market and industry data from publicly available industry publications. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the information are not guaranteed. The forecasts and projections are based on historical market data, and there is no assurance that any of the forecasts or projected amounts will be achieved.

✓ Historically well-regarded franchise predominantly focused on small and medium sized commercial casualty for the Excess and Surplus lines market ✓ Actively repositioned the organization around its core strengths as we continue to gain scale in our insurance operations amid a strong market backdrop ✓ Wholesale-only distribution strategy forges loyal/dedicated broker partner relationships and alignment for future growth ✓ Strong balance sheet supported by substantial adverse development coverage, providing protection for the overwhelming majority of our E&S reserves A Niche Specialty P&C Insurer James River is focused on underwriting discipline across its exclusive E&S franchise and fronting business. 3 $460.9 Million Total Shareholders’ equity at December 31, 2024 $5.0 Billion Total Assets at December 31, 2024 $1.4 Billion Gross Written Premium for Full-year 2024 “A-” (Excellent) A.M. Best Rating

Key Investment Highlights – James River Rebuilt 4 Deeply integrated ERM framework and performance monitoring culture now embedded in the organization with meaningful additional expertise introduced to the Company over last four years. Large and Expanding Addressable Market Significantly Enhanced Enterprise Risk Management (“ERM”) Profile Sophisticated investor support from Enstar and Gallatin Point; additional common equity investment from Enstar and voluntary Gallatin conversion; substantial adverse reinsurance coverage available across a majority of our E&S reserves. Large and Expanding Addressable Market Validated, Well Capitalized and Strong Balance Sheet Proven market leader with focus on the small and middle market; one of the highest E&S concentrations across public insurers with minimal property catastrophe exposure. Large and Expanding Addressable Market Market Leading Niche Excess and Surplus (“E&S”) Carrier Robust E&S market poised for continued expansive growth driven by favorable macro trends. Large and Expanding Addressable Market Capitalizing on a ‘Once in a Generation’ Pricing Market Meaningful underwriting actions taken across the portfolio, sale of multiple non-core and poorly performing businesses, significant upgrades to Board and Management teams. Large and Expanding Addressable Market Outsized Strides Taken to Refocus Business over the Last Three Years

Complete Enterprise Refocus and Balance Sheet Rebuild James River has made outsized strides to refocus the organization around its core strengths, centered around risk management, performance monitoring and a renewed sense of underwriting culture, while significantly upgrading its Board and Management. Frank D’Orazio joins James River Raiser / Uber Unlimited Loss Portfolio Transfer (“LPT”) Renewal Rights of Workers’ Comp; Casualty Re Sale Hired New, Senior Claims, ERM, Underwriting and Actuarial leaders Nov 2020 Sept 2021 Aug / Nov 2021 April 2024 Nov 2024 Completion of Strategic Review; Finalized Core E&S LPT / ADC for an aggregate $235 MM, Capital from Sophisticated Industry Investor, Strategic Efficiencies including Planned Redomicile to the U.S. Sept / Nov 2023 Sale of Casualty Re Closes C o m p a n y T ra n s fo rm a ti o n $200 MM Uber reserve additions YTD Casualty Re LPT Purchase Feb 2022 $115 MM reserve additions during 4Q21 $84 MM Core E&S reserve additions during 3Q24 Non-Executive Chairman of the Board and founder Adam Abram announces he will not stand for reelection June 2023 5 Dec 2020 $75 MM Uber reserve additions during 4Q20 Feb 2025 Non-Executive Chairman of the Board Ollie Sherman announces he will retire. Christine LaSala appointed as its next Non-Executive Chairperson $38 MM E&S reserve additions during 4Q24; $29.5 MM ceded to the Core E&S ADC

100% 76% 72%(3) 44% 28% 26% 23% 13% 10% 8% 2023 E&S Direct Written Premium $27.3 $28.9 $29.8 $29.9 $31.5 $34.6 $40.3 $47.6 $62.9 $75.5 $86.5 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 6 The Market We Operate in is Highly Attractive U.S. Excess & Surplus Lines DWP ($BN) (1) 1. Source: S&P Global Market Intelligence – P&C Market Share Report 2023 sourced from Capital IQ Pro for 235 total participants and excluding US territories. 2. Statutory E&S direct written premium as defined and calculated by S&P Global Market Intelligence. Represents statutory E&S direct written premium divided by GAAP consolidated gross written premium for 2023. 3. GAAP E&S segment GWP of $1.0 BN. 15% of Specialty Admitted segment business was non-admitted in 2023. Most Concentrated E&S Companies (2) We are one of the largest and most concentrated public companies in terms of E&S exposure. E&S industry DWP has grown at double digit rates the past 5 years driven by rising renewal rates and changes in risk appetite. 2013 – 2017 Average Growth Rate: 4% $1.6 BN $318 MM $1.1 Bn $794 MM $3.6 BN $3.7 BN $1.9 BN $5.0 BN $8.4 BN $1.5 BN

32% 23% 17% 5% 5% 4% 3% 3% 3% 2% 2% 1% Excess Casualty General Casualty Manufacturers & Contractors Excess Property Energy Small Business Allied Health Commerical Auto Life Sciences Sports & Entertainment Environmental Other Broad Expertise Permits Us to ‘Pick Our Spots’ in E&S 7 • Our goal is to generate compelling risk adjusted returns while growing our base. • We operate 14 underwriting divisions managed by seasoned veterans who average 25 years of experience and a long history with the Company. • Wholesaler only focus has built a well- earned and loyal following in the market. • Breadth of underwriting appetite allows us to be quickly responsive to underwriting opportunities while maintaining discipline. • Significant rate gained as an 8% renewal rate increase in 4Q 2024 was the thirty- second consecutive quarter of rate increases, compounding to 97% over that period. • Exclusive focus on small and medium enterprise casualty has allowed us to build a niche book, enabling us to continue to operate as active portfolio managers. Our high caliber underwriting team, aided by the use of technology, possess significant expertise to prudently manage a diversified, profitable and growing portfolio. 2024 E&S Gross Written Premium Breakdown 2024 E&S GWP $1.0 BN 1. Other includes Professional Liability, Medical Professional, and Management Liability segments. Diverse, Niche Portfolio (1)

28% 19% 10% 9% 17% 19%18% 25% 19% 17% 20% 12% 2020 2021 2022 2023 4 Yr. Avg. 10 Yr. Avg. JRVR E&S ex. Uber Growth Surplus Lines Growth 8 E&S Has Demonstrated Cautious but Healthy Growth, and Consistent Initial Accident Year Loss Ratios Gross Written Premium Growth Initial E&S Accident Year Loss Ratio Has Been Stable • James River has grown more cautiously as compared to the E&S industry average, as ERM and underwriting focus has become deeply embedded in the culture, and selected accounts and risks have been shed. • Have benefitted from 32 consecutive quarters of rate increase compounding to 97% for the quarter ending December 31, 2024. • Gross written premium growth of 1% in 2024. 1. Surplus Lines Growth sourced from Exhibit 1 of the AM Best Market Segment Report dated September 18, 2024. Growth has been healthy, but understandably more cautious than the industry given underwriting actions and changes in appetite (1) 67% 66% 62% 64% 400,000 600,000 800,000 1,000,000 2021 2022 2023 2024 E&S Accident Year Loss Ratio JRVR E&S Gross Written Premium We have also continued to gain rate in excess of expectations, totaling 49% over the four year period

E&S Renewal Opportunities Continue to Grow 9 Renewal submissions have continued to grow through the hard market, giving us the best opportunity to more efficiently quote and bind attractive risks that we are most familiar with while taking advantage of a strong rate environment. • The steady growth in submissions and positive renewal rate increase is a sign of a healthy environment and robust business. • Renewal submissions over the last 12 months remain consistent around 23K. In addition, we are seeing increased growth in new submissions while continuing to take additional rate. • We quote a significant percentage of renewal submissions averaging ~95%, compared to new business where we typically quote ~15% of submissions. • Our hit rate on renewal business is much higher than new business, as we bind ~80% of renewal quotes compared to ~25% of quotes on new business. • We control 100% of our E&S underwriting decisions in an environment where submissions are growing and our retention and hit ratios are within historical ranges. • 32 consecutive quarters of increased renewal rate change has compounded 97% for the quarter ending December 31, 2024. LTM Renewal Submissions Quote and Bind Ratios Note: Data represents E&S underwriting units excluding Commercial Auto. Quarterly Core E&S Renewal Rate Change 18% 9% 10% 8% 14% 8% 7% 9% 11% 10% 11%11% 9% 9% 8% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 0% 20% 40% 60% 80% 100% 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 Renewal Quote to Submission % Renewal Binder to Quote % New Quote to Submission % New Binder to Quote % 0 5,000 10,000 15,000 20,000 25,000 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 Renewal Sumissions

Specialty Admitted: Maintaining Underwriting Discipline on a Capital Light Business Model 10 Fronted Programs Gross Written Premium (1) Fee Income (1) Fronted programs premium represent 99% of the GWP of our Specialty Admitted Segment (1) $ in millions (1) Presented on an LTM basis as of the period indicated. The fronting business has generated attractive margins and consistent returns on a limited capital allocation. • Fronting business is a capital light, deal-driven business with limited risk retention supported by high quality, third party reinsurers and strict guidelines around collateral and credit risk. • Lower risk fee-income complements our highly profitable E&S underwriting business. • Conservative approach to managing underwriting and credit risks, with strict security and collateral requirements. • Workers’ compensation gross written premium declined 82% in 2024 compared to the prior year. Our California workers’ compensation program was non-renewed during 2Q23 due to persistent rate pressures and our view of profitability. • Excluding workers’ compensation, fronted programs premium increased 8% during 2024 compared to the prior year. $413 $424 $434 $433 $432 $435 $437 $439 $451 $455 $456 $459 $452 $437 $410 $20 $21 $23 $23 $24 $24 $24 $24 $24 $25 $24 $24 $24 $22 $21

Recognitions 11 Voluntary employee turnover was low in 2024 as the Company continues to be recognized as a top employer in our sector. Our employees continue to be the greatest asset of James River. Top Workplaces Cultural Excellence Awards Note: Top Workplaces is the nation’s leading employer recognition program that has been recognizing outstanding companies since 2006. Award recipients are determined by feedback captured in the Energage Workplace Survey, conducted annually. Organizations must achieve a 35% response rate to be considered for a Top Workplaces award. Top Workplaces USA Awards Top Workplaces Regional Awards Top Workplaces Industry Awards

12 Reinsurance Strategy Provides Meaningful Volatility Mitigation • The combination of limit profile, underwriting discipline and reinsurance strategy yields meaningful protection across our E&S book, most notably in our Excess Casualty sub segment. • 90% of our E&S policy counts have limits below $1 MM. • In excess casualty, 75% of our policy limits are $5 MM or less. • We have constructed a diverse panel of high-quality reinsurers to support the E&S segment in particular, a majority of which have supported us for many years. • 75% of the panel is rated A or better, and 100% at least A- or better. • In Casualty E&S, we cede a minimum of 30% to a maximum of 80% of the limit, depending upon the line of business. • Excess Casualty is at the higher end of this range with an average cession of 74%, or $4.4 MM. • Excess Casualty is at the lower end of the range with respect to the average net retention of 26%, or $1.6 MM. • We deploy both quota share and excess of loss structures. • Reduces the Company’s net exposure as policy limits increase. • Provides expansive access to reinsurance marketplace appetite - enabling both a balanced and stable purchasing strategy over time. • Protects the Company on a per risk basis in addition to aggregated protection. • Alongside a maturing enterprise risk management framework, numerous improvements in portfolio monitoring and proactive changes in underwriting appetite compliment the Company’s reinsurance purchasing strategy. • Our E&S product offering enables timely reaction to market shifts – facilitated by many feedback loops between claims, underwriting and actuarial to leverage this product flexibility – and continue to actively manage (and risk manage) our portfolio.

13 We Have Driven a Number of Defensive and Proactive Underwriting Actions Over the Last Three Years • Representative actions include – • Broad deployment of exclusions and sub-limits, such as Firearms, Cyber and Assault & Battery (A&B). • Revised underwriting guidelines and rates by geography and risk in several classes. • Exited more volatile classes such as RideShare, Fraternities and Firearm Manufacturing. • Meaningful reduction in commercial auto appetite. • Thoughtful use of reinsurance to minimize volatility. Deep and Broad Underwriting Actions Over The Past Three Years Significantly Increased Oversight and Pricing Granularity • The Chief Underwriting Officer, who joined in 2021 with over thirty years of experience at Allied World, Chubb and Everest, works closely with Segment leadership, Claims and Actuarial Pricing. • Willing to shed business to improve profitability. • Non-renewed several large accounts that did not meet our underwriting standards and ultimately impacted top line production by over $50 MM. • Amidst talent upgrades have established meaningful disciplined processes to build broad collaboration across Underwriting, Pricing and Claims and improve underwriting performance feedback loops. Early Results Are Positive • The Company has not yet incorporated early signs or “green shoots” from demonstrated underwriting actions into our assumptions for the most recent accident years. • Our expectation is that these actions should improve profitability over time.

14 12/31/24 Total E&S (2) 12/31/24 Core E&S (1) Reported Claims Counts $ in Millions 1) Excludes Commercial Auto division. 2) Total E&S is shown from 2020 – 2024 due to exclusion of Raiser (Uber) runoff block, which is subject to an unlimited LPT. Claims Counts Show a Pervasive, Declining Trend Reported claims counts have significantly declined despite meaningfully increased Net Earned Premium since 2020. Accident Net Earned Number of Months Year Premium ($) 12 24 36 48 60 72 84 96 108 120 2015 186.9 1,613 2,048 2,272 2,405 2,499 2,552 2,598 2,627 2,659 2,693 2016 200.2 1,874 2,455 2,723 2,890 2,977 3,051 3,111 3,218 3,291 2017 213.7 2,050 2,615 2,870 3,051 3,150 3,207 3,260 3,326 2018 241.3 3,248 3,938 4,264 4,458 4,539 4,671 4,891 2019 302.7 4,032 4,930 5,383 5,787 6,059 6,368 2020 385.2 3,114 4,429 5,040 5,488 6,139 2021 458.6 2,967 4,145 4,752 5,147 2022 521.1 2,680 4,122 4,740 2023 597.7 2,539 3,682 2024 560.5 2,160 Accident Net Earned Number of Months Year Premium ($) 12 24 36 48 60 2020 415.2 3,493 4,886 5,524 5,983 6,638 2021 494.2 3,625 4,872 5,492 5,894 2022 559.5 3,101 4,618 5,266 2023 626.0 2,785 3,981 2024 579.0 2,363

Reported Loss Ratios 15 12/31/24 Total E&S (2) 12/31/24 Core E&S (1) 1) Excludes Commercial Auto division. 2) Total E&S is shown from 2020 – 2024 due to exclusion of Raiser (Uber) runoff block, which is subject to an unlimited LPT. Reported Loss Ratios Appear to Support Green Shoots Reported loss ratios have meaningfully trended down (improved in the most recent three years) as the portfolio has been refocused. Accident Number of Months Year 12 24 36 48 60 72 84 96 108 120 2015 8.5% 20.0% 31.3% 43.5% 51.4% 56.2% 58.2% 60.9% 61.8% 63.1% 2016 8.8% 23.6% 40.7% 51.5% 54.9% 60.8% 66.1% 68.5% 70.8% 2017 9.8% 24.4% 36.8% 44.3% 53.5% 60.1% 64.6% 68.1% 2018 13.3% 26.1% 38.8% 49.2% 55.9% 61.4% 66.4% 2019 12.1% 23.6% 37.1% 50.7% 57.4% 65.7% 2020 8.7% 21.6% 34.3% 43.8% 55.7% 2021 11.3% 23.1% 32.8% 44.3% 2022 7.4% 18.1% 33.5% 2023 5.3% 16.4% 2024 5.4% Accident Number of Months Year 12 24 36 48 60 2020 8.6% 21.9% 34.8% 44.9% 56.5% 2021 11.9% 23.2% 33.0% 44.3% 2022 7.6% 18.3% 33.5% 2023 5.7% 17.0% 2024 5.4%

Fixed Maturity Securities 62% Preferred Stock 4% Common Stock 1% Bank Loans 7% Other Invested Assets 2% Short-Term Investments 5% Cash and Cash Equivalents (excluding restricted cash) 19% Investment Portfolio Overview 16 Investment Portfolio as of December 31, 2024 The Company holds a conservative portfolio given its focus on underwriting risk. $ in millions 1. Includes fixed maturity, bank loan and equity securities. 2. Excluding restricted cash equivalents. “A+” Weighted Average Credit Rating 3.4 Years Duration 2 $22.0 Million Fourth Quarter 2024 Net Investment Income 4.7% Annualized Gross Investment Yield 1 Total Cash and Investments (excluding restricted cash): $1,915 MM 5.2% Fourth Quarter 2024 Fixed Income New Money Yields Balanced portfolio focused on high quality fixed maturities, with less than 15% of the portfolio allocated to risk assets, which include the high-quality bank loan portfolio. $93.1 Million Full Year 2024 Net Investment Income

Capital Position 17 Our strong balance sheet enables us to continue to capitalize on an extremely attractive P&C market. Commentary • Balance sheet characterized by low financial and operating leverage levels, securities that provide meaningful equity / rating agency credit, a high-quality investment portfolio, high rated reinsurers, and meaningful credit and collateral. • Actions taken over the last four years – and especially over the last quarter – add meaningful common equity to the balance sheet and provide significant adverse development capacity. • These actions position the business for strong and profitable growth, in order to generate a compelling and stable return on operating return on average common equity. • During the revaluation of the Series A Preferred Shares due to the Amendment announced in November 2024, $27 million was accounted for as a deemed dividend. This dynamic reduced tangible common equity per share by approximately $0.60. • Healthy operating and financial leverage ratios leave significant capacity for growth. $ and shares in millions, except per share figures. (1) Excluding restricted cash equivalents. (2) Leverage ratio, in accordance with the Company’s credit agreements, is calculated as adjusted consolidated debt / total capital. Adjusted consolidated debt treats hybrid securities as equity capital up to 15% of total capitalization. Total capital is defined as total debt plus tangible equity excluding accumulated other comprehensive income. (3) Net written premium presented on an LTM basis as of the period indicated. Balance Sheet as of: 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Assets Total Invested Assets $1,705.9 $1,706.8 $1,490.1 $1,575.1 $1,552.4 Cash and Cash Equivalents (1) 274.3 305.5 672.5 359.8 362.3 Reinsurance Recoverables 1,516.5 1,520.2 1,578.3 2,072.6 2,098.1 Goodwill and Intangible Assets 214.6 214.6 214.5 214.4 214.3 Total Assets 5,317.3 5,250.9 4,738.2 4,958.7 5,007.1 Liabilities and Shareholders' Equity Reserve for Losses and LAE 2,606.1 2,661.9 2,720.2 3,001.9 3,084.4 Deferred Reinsurance Gain 20.7 16.7 13.0 31.0 58.0 Senior Debt 222.3 222.3 200.8 200.8 200.8 Junior Subordinated Debt 104.1 104.1 104.1 104.1 104.1 Total Debt 326.4 326.4 304.9 304.9 304.9 Accumulated Other Comprehensive Income (AOCI) (63.7) (71.5) (73.9) (42.8) (70.0) Series A Redeemable Preferred Shares 144.9 144.9 144.9 144.9 133.1 Shareholders' Equity 534.6 539.5 541.8 530.3 460.9 Tangible Equity 485.6 486.6 485.3 491.9 437.7 Tangible Equity (Leverage Ratio) 464.9 469.9 472.2 460.9 379.7 Tangible Common Equity 340.7 341.7 340.4 347.0 304.6 Leverage Metrics Leverage Ratio (2) 26% 26% 24% 25% 27% Net Written Premium / Tangible Equity (3) 1.43x 1.36x 1.31x 1.30x 1.33x Per Share Metrics Shareholders’ Equity per Share $14.20 $14.27 $14.32 $14.02 $10.10 Tangible Equity per Share $11.13 $10.92 $10.86 $11.01 $7.40 Tangible Common Equity per Share $9.05 $9.03 $9.00 $9.17 $6.67

E&S Legacy Reinsurance Agreements 18 The State National and Cavello Bay reinsurance agreements cover all E&S casualty reserves inclusive of accident years 2010 through 2023, except those related to the Uber/Raiser LPT. In-the-Money Ceded Reserves $307.1 MM Ground-Up Retention $716.6 MM ADC Limit $160.0 MM $1,023.7 MM Subject Reserves $1,183.7 MM $716.6 MM Retention C o n s id e ra ti o n James River Retains 15% Co-participation ADC Limit $75.0 MM $1,258.7 MM Note that the Company purchases a significant amount of third party reinsurance to manage its exposed limit and catastrophe risk. As a result of this, the E&S segment retention is 46%. This includes total exposure to any one primary casualty claim of $690,000 and $1.98 million for any one excess casualty claim. It also purchases $20 million of limit in property catastrophe reinsurance (or, at the 1: 1,000 level), limiting retained limit per event to $5 million). All third party reinsurance inures to the benefit of these LPTs. Consideration $116.2 million of gross aggregate limit remains across the two agreements These agreements allow us the time and flexibility to be patient with accident year loss ratios, and provide cover for over 90% of our total E&S IBNR. The $116.2 million would be equivalent to increasing subject reserve IBNR by 20.4%, or increasing the remaining E&S subject reserve base by 13.3%. $6.2 million in co-participation exposure remains in the event we incurred $116.2 million in adverse development.

Appendix

Appendix: Underwriting Performance Ratios & Non-GAAP Reconciliation

Underwriting Performance Ratios 21 Source: Company filings. Note: During the fourth quarter of 2024, due to adverse trends on business subject to the commercial auto LPT agreement and the State National ADC agreement, the Company recognized adverse prior year development of $0.2 million and $29.5 million, respectively. The Company recorded retroactive reinsurance benefits of $2.8 million in loss and loss adjustment expenses and a deferred retroactive reinsurance gain of $38.0 million on the Balance Sheet. Note: The above table provides the underwriting performance ratios of the Company inclusive of the business subject to retroactive reinsurance accounting. There is no economic impact to the Company over the life of a retroactive reinsurance contract so long as any additional losses subject to the contract are within the limit of the contract and the counterparty performs under the contract. Retroactive reinsurance accounting is not indicative of our current and ongoing operations. Management believes that providing loss ratios and combined ratios on business not subject to retroactive reinsurance accounting gives the users of our financial statements useful information in evaluating our current and ongoing operations. Note: Under the terms of the agreement, the commercial auto LPT is not subject to an aggregate limit. Underwriting Performance Ratios 2023 2024 4Q23 4Q24 Excess and Surplus Lines Loss Ratio 68.9% 87.6% 73.2% 118.4% Impact of Retroactive Reinsurance 0.8% 7.3% (0.8)% 30.9% Loss Ratio Including Impact of Retroactive Reinsurance 69.7% 94.9% 72.4% 149.3% Combined Ratio 91.1% 115.1% 94.2% 159.8% Impact of Retroactive Reinsurance 0.8% 7.3% (0.8)% 30.9% Combined Ratio Including Impact of Retroactive Reinsurance 91.9% 122.4% 93.4% 190.7% Consolidated Loss Ratio 69.9% 86.2% 73.9% 111.4% Impact of Retroactive Reinsurance 0.7% 6.2% (0.7)% 25.5% Loss Ratio Including Impact of Retroactive Reinsurance 70.6% 92.4% 73.2% 136.9% Combined Ratio 96.5% 117.6% 98.1% 155.1% Impact of Retroactive Reinsurance 0.7% 6.2% (0.7)% 25.5% Combined Ratio Including Impact of Retroactive Reinsurance 97.2% 123.8% 97.4% 180.6%

Non-GAAP Measures Reconciliation 22 $ in millions Source: Company filings. (1) Included in underwriting profit (loss) for the twelve months ended December 31, 2024, 2023, 2022, and 2021 is gross fee income of $21.0 million, $24.2 million, $23.6 million, and $22.7 million, respectively. Included in underwriting profit for the three months ended September 30, 2024 and 2023 is gross fee income of $4.8 million and $5.9 million, respectively. 12 Months Ended December 31, Underwriting (Loss) Profit 2021 2022 2023 2024 4Q23 4Q24 Underwriting (Loss) Profit of the Operating Segments: Excess and Surplus Lines ($121.5) $83.1 $54.3 ($77.5) $8.9 ($52.2) Specialty Admitted Insurance 9.7 4.2 4.1 6.9 2.2 0.9 Casualty Reinsurance (117.5) 0.0 0.0 0.0 0.0 0.0 Total Underwriting (Loss) Profit of Operating Segments (229.3) 87.3 58.4 (70.6) 11.1 (51.4) Operating Expenses of Corporate and Other Segment (27.6) (31.3) (33.9) (35.0) (7.6) (6.8) Underwriting (Loss) Profit (1) (256.9) 56.0 24.5 (105.6) 3.5 (58.1) Losses and Loss Adjustment Expenses - Retroactive Reinsurance - (15.7) (5.0) (37.2) 1.3 (27.0) Net Investment Income 56.9 43.2 84.0 93.1 25.6 22.0 Net Realized and Unrealized (Losses) Gains on Investments 15.6 (15.7) 10.4 3.6 8.0 (2.8) Other Income (Expense) (2.2) (0.2) 0.4 (0.0) (1.4) (0.5) Interest Expense (8.9) (13.9) (24.6) (24.7) (6.6) (5.7) Amortization of Intangible Assets (0.4) (0.4) (0.4) (0.4) (0.1) (0.1) Impairment of IRWC Trademark Intangible Asset 0.0 0.0 (2.5) 0.0 0.0 0.0 Consolidated Income (Loss) Before Taxes ($196.0) $53.3 $86.9 ($71.1) $30.2 ($72.3) 12 Months Ended December 31, Adjusted Net Operating Income (Loss) 2021 2022 2023 2024 4Q23 4Q24 Income (Loss) Available to Common Shareholders ($172.8) $22.2 ($118.2) ($118.3) ($152.8) ($94.0) Loss from Discontinued Operations - 3.9 168.9 17.6 170.2 1.4 Losses and Loss Adjustment Expenses - Retroactive Reinsurance - 12.4 3.9 29.4 (1.0) 21.3 Net Realized and Unrealized (Gains) Losses on Investments (13.3) 12.4 (8.2) (2.9) (6.3) 2.2 Other Expenses 1.8 0.7 1.9 5.6 2.3 1.3 Impairment of IRWC Trademark Intangible Asset 0.0 0.0 2.0 0.0 0.0 0.0 Series A Deemed Dividends 0.0 0.0 0.0 27.0 0.0 27.0 Adjusted Net Operating Income (Loss) ($184.2) $51.7 $50.3 ($41.5) $12.4 ($40.8)

Non-GAAP Measures Reconciliation 23 $ in millions, except per share figures Source: Company filings. 12 Months Ended December 31, Tangible Equity & Tangible Common Equity 2021 2022 2023 2024 Shareholders’ Equity $725.4 $553.8 $534.6 $460.9 Plus: Series A Redeemable Preferred Shares - 144.9 144.9 133.1 Plus: Deferred Reinsurance Gain - 20.1 20.7 58.0 Less: Goodwill and Intangible Assets (217.9) (217.5) (214.6) (214.3) Tangible Equity $507.5 $501.2 $485.6 $437.7 Less: Series A Redeemable Preferred Shares - (144.9) (144.9) (133.1) Tangible Common Equity $507.5 $356.4 $340.7 $304.6 Common Shares Outstanding (000's) 37,373 37,470 37,642 45,644 Shares From Conversion of Series A Preferred - 5,640 5,971 13,522 Shares Outstanding After Conversion of Series A Preferred 37,373 43,110 43,613 59,166 Shareholders' Equity per Share $19.41 $14.78 $14.20 $10.10 Tangible Equity per Share $13.58 $11.63 $11.13 $7.40 Tangible Common Equity per Share $13.58 $9.51 $9.05 $6.67

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